UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 2, 2018
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)
(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,”  and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to those risks and uncertainties associated with our business described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 27, 2018. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.
ITEM 2.02. Results of Operations and Financial Condition.
On May 3, 2018, DiamondRock Hospitality Company (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On May 2, 2018, the Company held its annual meeting of stockholders (the “Annual Meeting”). The results of the voting at the Annual Meeting were as follows:

1.
The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Daniel J. Altobello	179,747,823	5,140,744	53,983	5,106,404
Mark W. Brugger	181,672,224	3,215,632	54,694	5,106,404
Timothy R. Chi	183,165,334	1,723,363	53,853	5,106,404
Maureen L. McAvey	179,795,084	4,662,769	484,697	5,106,404
William W. McCarten	181,575,460	3,312,281	54,809	5,106,404
Gilbert T. Ray	164,546,774	20,341,407	54,369	5,106,404
William J. Shaw	183,148,944	1,739,237	54,369	5,106,404
Bruce D. Wardinski	183,162,203	1,726,493	53,854	5,106,404

2.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
137,042,879	47,679,728	219,943	5,106,404

3.	The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2018.

For	Against	Abstain
188,641,229	1,401,940	5,785
ITEM 7.01. Regulation FD Disclosure.
A copy of a slide presentation the Company intends to use at investor meetings is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted the slide presentation in the investor relations/presentations section of its website at www.drhc.com. The information available at the Company's website is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this report:

Exhibit No.	Description

99.1	Press Release, dated May 3, 2018
99.2	Investor Presentation - May 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: May 4, 2018	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary